UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2017

EMC INSURANCE GROUP INC.
(Exact name of registrant as specified in its charter)

Iowa	0-10956	42-6234555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

717 Mulberry Street, Des Moines, Iowa	50309
(Address of Principal Executive Offices)	(Zip Code)

(515) 345-2902
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
On May 25, 2017, EMC Insurance Group Inc. (the "Company") held its annual meeting of stockholders (the "Annual Meeting"). At the Annual Meeting stockholders: 1) elected the five Board of Director nominees to serve as directors of the Company for the ensuing year, 2) approved, by a non-binding advisory vote, the compensation of the Company's named executive officers as disclosed in the proxy statement, 3) approved, by a non-binding advisory vote, to hold annual advisory votes on the compensation of the Company's named executive officers for the next six years, 4) approved the Employers Mutual Casualty Company 2017 Stock Incentive Plan, 5) approved the Company's 2017 Non-Employee Director Stock Plan, and 6) ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the current fiscal year.
The voting results are set forth below.

Proposal 1:	Election of Directors:
					Broker
	Nominee	For	Against	Abstain	Non-Votes
	Stephen A. Crane	17,925,438	135,471	17,280	2,596,185
	Jonathan R. Fletcher	17,931,614	130,146	16,429	2,596,185
	Robert L. Howe	17,947,797	112,983	17,409	2,596,185
	Bruce G. Kelley	17,972,135	100,467	5,587	2,596,185
	Gretchen H. Tegeler	17,958,886	101,824	17,479	2,596,185

Proposal 2:	Advisory vote on the compensation of the Company's named executive officers as disclosed in the proxy statement:
				Broker
	For	Against	Abstain	Non-Votes
	17,823,254	185,737	69,198	2,596,185

Proposal 3:	Advisory vote on the frequency of future advisory votes on the compensation of the Company's named executive officers:

	1 Year	2 Years	3 Years	Abstain
	15,427,775	22,531	2,604,136	23,747
The Company’s Board of Directors has decided, consistent with its recommendation and the vote of stockholders, to hold the advisory vote on the compensation of the Company’s named executive officers on an annual basis for the next six years. The next required vote on the frequency with which the Company should seek an advisory vote on the compensation of the named executive officers will occur at the Company's 2023 annual meeting of stockholders.

Proposal 4:	Approval of the Employers Mutual Casualty Company 2017 Stock Incentive Plan:
				Broker
	For	Against	Abstain	Non-Votes
	17,788,276	273,647	16,266	2,596,185

Proposal 5:	Approval of the Company's 2017 Non-Employee Director Stock Plan:
				Broker
	For	Against	Abstain	Non-Votes
	17,876,892	180,748	20,549	2,596,185

Proposal 6:	Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the current fiscal year:
				Broker
	For	Against	Abstain	Non-Votes
	20,518,971	143,464	11,939	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on May 25, 2017.

EMC INSURANCE GROUP INC.
Registrant

/s/ Mark E. Reese
Mark E. Reese
Senior Vice President and
Chief Financial Officer